UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period:	December 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Semiannual report
5|31|14

A world of investing.®

Putnam INVESTMENTS

10 CENTS
THREE CENTS
U.S.POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17
Shareholder meeting results	41

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies. This stance has had a positive impact on performance: Barron’s ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 7, 2014

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam Equity Income Fund 21% (91/450), 22% (59/269), and 19% (29/159) for the 1-, 5-, and 10-year periods, respectively, as of 6/30/14, in the Equity Income Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

"I share the investment approach that has been the cornerstone of the fund since its inception — seeking a combination of growth and income potential for investors while employing disciplined risk management."

Darren A. Jaroch, CFA
Portfolio Manager

A two-part search for promising stocks

In strong markets as well as challenging times, the fund has combined the growth potential of undervalued stocks with the income potential of dividend-paying companies.

Value stocks for growth potential

Darren seeks growth potential from stocks of large and midsize U.S. companies. He looks for attractively priced stocks that he believes will appreciate as the market recognizes their long-term worth.

Dividend-paying companies for income potential

The fund invests in companies that pay dividends — which are excess profits distributed to shareholders. In addition to their income potential, dividends can be a sign that a company's management is confident in the ongoing health of the business.

Seeking to harness the power of dividends

Dividends have historically represented a significant portion of the total return of S&P 500 companies.

10.1%

S&P 500 Index annual return (1926–2013)

- **4.3%** from dividends
- **5.8%** from capital appreciation

Source: S&P Dow Jones.
There are no guarantees that a company will continue to pay dividends.

2 Equity Income Fund

Equity Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 5/31/14

The fund — class A shares before sales charge
Putnam Equity Income Fund (PEYAX)
Fund's benchmark
Russell 1000 Value Index
Fund's Lipper peer group average
Equity Income Funds
10.45
10.97
9.21
8.00
7.96
18.22
18.44
16.56
15.31
15.12
12.57
19.46
19.60
17.03
8.08
8.20
6.93
LIFE OF FUND*
(since 6/15/77)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4     Equity Income Fund

Interview with your fund’s portfolio manager

Darren A. Jaroch, CFA

Darren, how would you describe conditions for stock market investors during the six-month reporting period ended May 31, 2014?

The period began in the final month of 2013 — a year in which U.S. stocks delivered their best annual performance since the 1990s. It was a strong start for the fund’s fiscal year and a solid ending for 2013, when market indexes achieved and surpassed record highs several times.

At the start of 2014, however, stocks stumbled. In January, the S&P 500 Index had its sharpest one-month decline since May 2012 as investors grew nervous about volatility in emerging markets and disappointing U.S. economic data. Many investors believed this was a healthy correction for a market that may have been getting overheated. Stocks recovered from that decline and, although the market was a bit choppier in the final months of the period, indexes continued to reach record highs.

How did the fund fare in this environment?

For the six-month period, the fund slightly underperformed its benchmark, the Russell 1000 Value Index, but delivered a higher return than the average for funds in its Lipper peer group. In terms of industry sectors, an area that worked well for the fund was consumer staples, while holdings in the financials and energy sectors dampened fund performance.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Equity Income Fund     5

One of the key factors affecting fund performance was the direction of interest rates during the period. To the surprise of almost every investor, interest rates, as measured by yield on the 10-year Treasury, fell during the period. This is generally good for dividend-paying stocks, but it had a negative impact on a number of stocks in the fund’s portfolio.

Can you discuss some stocks that detracted from performance?

Three of the four top detractors for the period were stocks that were affected by declining interest rates. The biggest detractor was State Street Corporation, a financial products and services company. A number of State Street’s businesses, including its securities lending and asset management divisions, benefit from rising interest rates. As interest rates fell, the stock struggled. In addition, investors were disappointed with State Street’s fourth-quarter financial results.

Lower interest rates also hurt the stock of CME Group, also known as Chicago Mercantile Exchange, one of the largest options and futures exchanges. The company’s share price was also affected by the release of a bestselling book that negatively portrays high-frequency trading, which is part of CME’s business. We believe these are short-term challenges, and the stock had begun to recover by the close of the period.

The stock of insurance company MetLife was also pressured by lower interest rates. At the same time, investors have been concerned about MetLife’s regulatory challenges — specifically the potential for the company to be categorized as a systemically important financial institution [SIFI]. This could result in stricter capital requirements that could dampen the firm’s financial results.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Equity Income Fund

“While stocks are a bit on the
expensive side, I believe they still have
room to advance.”

Darren Jaroch

Could you provide some examples of stocks or strategies that helped performance versus the index?

The top contributor to relative performance was our decision to avoid the stock of consumer products company Procter & Gamble, which performed poorly, due in large part to its emerging-markets exposure. Elsewhere in the consumer staples sector, a number of fund holdings benefited from increased activity and enthusiasm around mergers and acquisitions. For example, investors responded positively to the news that Hillshire Brands, one of the fund’s top performers for the period, will be acquired by Tyson Foods. Prior to the Tyson deal, Hillshire had been looking to acquire Pinnacle Foods — also a fund holding — which rose on expectations of a takeover. And the share price of Kellogg Company, a relatively new holding for the fund, rose on speculation that it might be an acquisition target. At the close of the period, Hillshire Brands and Pinnacle Foods were no longer holdings in the portfolio.

Two semiconductor companies — NXP Semiconductor and SanDisk — were top performers for the fund. The semiconductor industry has undergone a bit of rationalization — that is, there are fewer competitors and more pricing power for those businesses that are left. SanDisk specializes in flash memory chips, which are used in devices such as cameras and smartphones, where demand for storage continues to surge. NXP’s recent success is due in large part to its expertise in chip-based technology for credit card security — an area with heightened demand,

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Equity Income Fund     7

particularly in the wake of highly publicized data breaches at retail stores.

Your portfolio includes dividend-paying stocks. What are your thoughts on the potential of dividend-payers in today’s market?

We have seen a continued increase in the number of U.S. companies that are paying dividends. At the same time, payout ratios — a measure of how much of a company’s earnings are paid in dividends to shareholders — remain at historic lows. The S&P 500 payout ratio is around 30 percent, which is low from a historical perspective and also when compared with payout ratios in non-U.S. markets. Therefore, I remain particularly optimistic about dividend growth potential. I believe we are likely to see more companies with the ability and willingness to increase their dividends, especially with the massive amounts of cash still on U.S. corporate balance sheets.

As the fund enters the second half of its fiscal year, what is your outlook?

U.S. stock market investors have enjoyed a bull market that reached its fifth anniversary in March. Today, I believe stocks are a bit on the expensive side, and from a macroeconomic perspective, investors have been receiving mixed messages about U.S. economic growth. Stock market indexes have continued to climb to new record levels and volatility has been very low, so we could certainly see a pause — or even a sharp correction — in the coming months. However, it is important to remember that retrenchment can be healthy for the market.

I also believe that stocks still have the potential to advance. Much of the forward-looking U.S. economic data are solid, corporate earnings have been strong, balance sheets remain healthy, and we are seeing an upswing in merger-and-acquisition activity,

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Equity Income Fund

with a number of deals that I believe are fundamentally strong.

Regardless of the macroeconomic outlook, I seek to maintain a diversified portfolio, focusing on fundamental research of individual stocks, and I try to avoid having significant overweight positions, relative to the benchmark, of any single security or sector. In building the portfolio, I look for high cash-flow-generating businesses with the willingness and ability to return cash to shareholders when appropriate.

Thank you, Darren, for this update and your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Walter D. Scully, CPA, who has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. He has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

Equity Income Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	10.45%	10.27%	10.21%	10.21%	9.62%	9.62%	9.79%	9.69%	10.17%	10.57%	10.57%	10.56%
10 years	141.41	127.53	127.38	127.38	123.91	123.91	129.66	121.62	135.30	148.13	148.48	147.47
Annual average	9.21	8.57	8.56	8.56	8.39	8.39	8.67	8.28	8.93	9.51	9.53	9.48
5 years	130.91	117.63	122.29	120.29	122.22	122.22	125.15	117.27	127.93	134.20	134.53	133.58
Annual average	18.22	16.83	17.32	17.11	17.32	17.32	17.62	16.79	17.91	18.55	18.59	18.49
3 years	53.31	44.49	49.93	46.93	49.88	49.88	51.07	45.78	52.23	54.87	55.09	54.46
Annual average	15.31	13.05	14.45	13.69	14.44	14.44	14.74	13.39	15.04	15.70	15.75	15.59
1 year	19.46	12.60	18.50	13.50	18.54	17.54	18.87	14.71	19.15	19.85	19.94	19.69
6 months	8.08	1.87	7.61	2.63	7.68	6.68	7.81	4.04	7.91	8.20	8.27	8.16

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

 Class B share performance reflects conversion to class A shares after eight years.

10     Equity Income Fund

Fund price and distribution information For the six-month period ended 5/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.257		$0.180	$0.184	$0.207		$0.233	$0.301	$0.303	$0.283
Capital gains
Long-term gains	1.436		1.436	1.436	1.436		1.436	1.436	1.436	1.436
Short-term gains	—		—	—	—		—	—	—	—
Total	$1.693		$1.616	$1.620	$1.643		$1.669	$1.737	$1.739	$1.719
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
11/30/13	$21.60	$22.92	$21.39	$21.40	$21.38	$22.16	$21.47	$21.63	$21.62	$21.61
5/31/14	21.55	22.86	21.31	21.33	21.31	22.08	21.40	21.56	21.56	21.55
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate 1	1.48%	1.40%	0.79%	0.83%	1.03%	1.00%	1.27%	1.84%	1.91%	1.73%
Current 30-day SEC yield 2	N/A	1.07	0.41	0.41	N/A	0.63	0.90	1.45	1.55	1.38

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Equity Income Fund     11

Comparative index returns For periods ended 5/31/14

	Russell 1000 Value Index	Lipper Equity Income Funds category average*
Annual average (life of fund)	—†	10.97%
10 years	115.89%	116.96
Annual average	8.00	7.96
5 years	133.08	115.65
Annual average	18.44	16.56
3 years	52.56	42.82
Annual average	15.12	12.57
1 year	19.60	17.03
6 months	8.20	6.93

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/14, there were 479, 444, 315, 270, 156, and 4 funds, respectively, in this Lipper category.

†The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	10.49%	10.31%	10.25%	10.25%	9.66%	9.66%	9.84%	9.73%	10.21%	10.61%	10.62%	10.61%
10 years	141.05	127.19	127.07	127.07	123.69	123.69	129.42	121.39	135.07	147.85	148.24	147.25
Annual average	9.20	8.55	8.55	8.55	8.38	8.38	8.66	8.27	8.92	9.50	9.52	9.47
5 years	131.55	118.23	123.05	121.05	123.07	123.07	126.00	118.09	128.67	135.00	135.38	134.43
Annual average	18.28	16.89	17.40	17.19	17.41	17.41	17.71	16.88	17.99	18.64	18.67	18.58
3 years	59.13	49.98	55.64	52.64	55.59	55.59	56.82	51.33	58.01	60.80	61.05	60.41
Annual average	16.75	14.47	15.89	15.14	15.88	15.88	16.18	14.81	16.47	17.15	17.22	17.06
1 year	23.43	16.33	22.53	17.53	22.50	21.50	22.86	18.56	23.12	23.83	23.91	23.73
6 months	8.09	1.87	7.67	2.67	7.68	6.68	7.86	4.09	7.96	8.23	8.27	8.22

 See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12     Equity Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 11/30/13	1.02%	1.77%	1.77%	1.52%	1.27%	0.66%	0.56%	0.77%
Annualized expense ratio for the six-month period ended 5/31/14	1.00%	1.75%	1.75%	1.50%	1.25%	0.67%	0.57%	0.75%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

 Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.19	$9.06	$9.06	$7.77	$6.48	$3.48	$2.96	$3.89
Ending value (after expenses)	$1,080.80	$1,076.10	$1,076.80	$1,078.10	$1,079.10	$1,082.00	$1,082.70	$1,081.60

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Equity Income Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.04	$8.80	$8.80	$7.54	$6.29	$3.38	$2.87	$3.78
Ending value (after expenses)	$1,019.95	$1,016.21	$1,016.21	$1,017.45	$1,018.70	$1,021.59	$1,022.09	$1,021.19

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Equity Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Equity Income Fund     15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Equity Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Equity Income Fund     17

The fund’s portfolio 5/31/14 (Unaudited)

COMMON STOCKS (96.1%)*	Shares	Value
Aerospace and defense (6.1%)
General Dynamics Corp.	579,400	$68,438,728
Honeywell International, Inc.	626,100	58,321,215
L-3 Communications Holdings, Inc.	532,740	64,552,106
Northrop Grumman Corp.	908,590	110,439,115
United Technologies Corp.	366,200	42,559,764
		344,310,928
Airlines (0.8%)
American Airlines Group, Inc. †	1,125,300	45,192,048
		45,192,048
Auto components (2.5%)
Dana Holding Corp.	1,303,700	28,863,918
Delphi Automotive PLC (United Kingdom)	781,200	53,949,672
Johnson Controls, Inc.	223,200	10,793,952
TRW Automotive Holdings Corp. † S	554,244	47,038,688
		140,646,230
Automobiles (1.4%)
Ford Motor Co.	1,625,740	26,727,166
General Motors Co.	1,371,100	47,412,638
		74,139,804
Banks (7.1%)
Bank of America Corp.	5,596,500	84,731,010
Citigroup, Inc.	1,099,523	52,304,309
JPMorgan Chase & Co.	1,421,000	78,964,970
Regions Financial Corp.	2,308,200	23,520,558
U.S. Bancorp	1,249,700	52,724,843
Wells Fargo & Co.	2,193,640	111,393,039
		403,638,729
Beverages (1.3%)
Dr. Pepper Snapple Group, Inc.	692,300	39,945,710
PepsiCo, Inc.	399,300	35,270,169
		75,215,879
Capital markets (2.9%)
Charles Schwab Corp. (The)	1,851,300	46,671,273
Invesco, Ltd.	737,500	27,066,250
State Street Corp.	1,417,380	92,512,393
		166,249,916
Chemicals (1.7%)
Ashland, Inc.	495,560	51,042,680
Dow Chemical Co. (The)	882,600	46,001,112
		97,043,792
Commercial services and supplies (0.9%)
Tyco International, Ltd.	1,129,130	49,275,233
		49,275,233
Communications equipment (1.5%)
Cisco Systems, Inc.	3,420,250	84,206,555
		84,206,555
Consumer finance (0.9%)
Ally Financial, Inc. F	400,378	9,432,906
Capital One Financial Corp.	290,700	22,933,323
Discover Financial Services	335,200	19,820,376
		52,186,605

18     Equity Income Fund

COMMON STOCKS (96.1%)* cont.	Shares	Value
Containers and packaging (0.3%)
Sealed Air Corp.	549,800	$18,104,914
		18,104,914
Diversified financial services (1.0%)
CME Group, Inc.	809,200	58,262,400
		58,262,400
Diversified telecommunication services (3.0%)
AT&T, Inc. S	1,557,800	55,255,166
CenturyLink, Inc.	721,100	27,163,837
Verizon Communications, Inc.	1,742,770	87,068,789
		169,487,792
Electric utilities (3.6%)
American Electric Power Co., Inc.	552,700	29,486,545
Edison International	645,500	35,592,870
FirstEnergy Corp.	1,302,200	44,040,404
NextEra Energy, Inc.	338,900	32,995,304
PPL Corp.	1,766,336	61,980,730
		204,095,853
Energy equipment and services (0.7%)
National Oilwell Varco, Inc.	466,700	38,208,729
		38,208,729
Food and staples retail (1.2%)
CVS Caremark Corp.	881,600	69,046,912
		69,046,912
Food products (1.8%)
Kellogg Co.	882,900	60,902,442
Kraft Foods Group, Inc.	651,800	38,756,028
		99,658,470
Health-care equipment and supplies (3.6%)
Baxter International, Inc.	1,270,400	94,530,464
Covidien PLC	285,725	20,889,355
St. Jude Medical, Inc.	799,300	51,874,570
Zimmer Holdings, Inc.	339,100	35,385,085
		202,679,474
Health-care providers and services (2.9%)
CIGNA Corp.	1,275,600	114,523,368
UnitedHealth Group, Inc.	612,100	48,741,523
		163,264,891
Hotels, restaurants, and leisure (0.3%)
Hilton Worldwide Holdings, Inc. †	633,700	14,334,294
		14,334,294
Household durables (0.5%)
PulteGroup, Inc.	1,167,100	22,828,476
Taylor Morrison Home Corp. Class A †	363,976	7,752,689
		30,581,165
Household products (0.1%)
Energizer Holdings, Inc.	73,300	8,502,800
		8,502,800
Independent power and renewable electricity producers (0.7%)
Calpine Corp. †	793,665	18,508,268
NRG Energy, Inc.	523,700	18,664,668
		37,172,936
Industrial conglomerates (1.0%)
General Electric Co.	2,041,800	54,699,822
		54,699,822

Equity Income Fund     19

COMMON STOCKS (96.1%)* cont.	Shares	Value
Insurance (6.6%)
American International Group, Inc.	1,265,353	$68,417,637
Aon PLC	493,800	44,412,372
Genworth Financial, Inc. Class A †	2,633,900	44,749,961
Hartford Financial Services Group, Inc. (The)	1,026,200	35,557,830
MetLife, Inc.	2,197,370	111,912,054
PartnerRe, Ltd.	509,550	54,710,384
Willis Group Holdings PLC	395,000	16,566,300
		376,326,538
IT Services (0.7%)
Computer Sciences Corp.	673,900	42,381,571
		42,381,571
Leisure products (0.6%)
Hasbro, Inc.	619,200	33,251,040
		33,251,040
Life sciences tools and services (0.8%)
Thermo Fisher Scientific, Inc.	373,900	43,712,649
		43,712,649
Media (4.5%)
CBS Corp. Class B (non-voting shares)	677,800	40,403,658
Comcast Corp. Special Class A	2,123,150	110,064,096
Liberty Global PLC Ser. C (United Kingdom)	829,800	35,515,440
Time Warner, Inc.	987,290	68,942,461
		254,925,655
Metals and mining (0.5%)
Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	848,800	28,901,640
		28,901,640
Multi-utilities (0.4%)
Ameren Corp.	637,700	25,093,495
		25,093,495
Multiline retail (0.6%)
Macy’s, Inc.	564,500	33,807,905
		33,807,905
Oil, gas, and consumable fuels (10.8%)
Apache Corp.	165,400	15,418,588
EOG Resources, Inc.	345,100	36,511,580
Exxon Mobil Corp.	1,560,000	156,826,800
Marathon Oil Corp.	4,162,200	152,586,252
Marathon Petroleum Corp.	341,800	30,553,502
Occidental Petroleum Corp.	91,600	9,131,604
QEP Resources, Inc.	1,056,200	33,735,028
Royal Dutch Shell PLC ADR (United Kingdom)	1,477,210	116,108,706
Total SA (France)	164,744	11,560,904
Valero Energy Corp.	934,500	52,378,725
		614,811,689
Paper and forest products (0.6%)
International Paper Co.	753,110	35,870,629
		35,870,629
Personal products (0.9%)
Coty, Inc. Class A S	2,921,700	48,733,956
		48,733,956
Pharmaceuticals (7.6%)
AstraZeneca PLC ADR (United Kingdom)	530,300	38,287,660
Eli Lilly & Co.	1,947,300	116,565,378

20     Equity Income Fund

COMMON STOCKS (96.1%)* cont.	Shares	Value
Pharmaceuticals cont.
Johnson & Johnson	1,164,870	$118,187,710
Mallinckrodt PLC † S	93,253	7,251,353
Merck & Co., Inc.	1,081,800	62,592,948
Pfizer, Inc.	2,281,286	67,594,504
Zoetis, Inc.	719,014	22,073,730
		432,553,283
Real estate investment trusts (REITs) (2.4%)
American Tower Corp. R	393,900	35,305,257
Equity Lifestyle Properties, Inc. R	615,700	26,930,718
Gaming and Leisure Properties, Inc. R	750,600	25,190,136
Hatteras Financial Corp. R	464,400	9,422,676
MFA Financial, Inc. R	4,883,805	40,193,715
		137,042,502
Real estate management and development (0.4%)
Altisource Portfolio Solutions SA † S	187,900	20,708,459
		20,708,459
Road and rail (0.8%)
Union Pacific Corp.	237,000	47,226,990
		47,226,990
Semiconductors and semiconductor equipment (2.7%)
Fairchild Semiconductor International, Inc. † S	1,482,956	21,754,965
Intel Corp.	1,092,200	29,838,904
Maxim Integrated Products, Inc.	851,000	29,146,750
NXP Semiconductor NV †	592,200	36,775,620
Texas Instruments, Inc.	784,400	36,851,112
		154,367,351
Software (0.3%)
Symantec Corp.	814,700	17,915,253
		17,915,253
Specialty retail (0.6%)
Gap, Inc. (The)	317,100	13,074,033
Office Depot, Inc. †	4,098,500	20,984,320
		34,058,353
Technology hardware, storage, and peripherals (3.5%)
Apple, Inc.	100,900	63,869,700
EMC Corp.	1,991,200	52,886,272
SanDisk Corp.	500,610	48,373,944
Seagate Technology PLC	640,400	34,408,692
		199,538,608
Thrifts and mortgage finance (0.3%)
Radian Group, Inc.	1,363,685	19,664,338
		19,664,338
Tobacco (1.9%)
Altria Group, Inc.	1,087,300	45,188,188
Philip Morris International, Inc.	738,850	65,417,779
		110,605,967
Wireless telecommunication services (0.8%)
Vodafone Group PLC ADR (United Kingdom)	1,284,710	44,977,697
		44,977,697
Total common stocks (cost $4,109,976,175)		$5,456,681,739

Equity Income Fund     21

CONVERTIBLE BONDS AND NOTES (0.7%)*	Principal amount	Value
MGIC Investment Corp. cv. sr. notes 5s, 2017	$18,271,000	$20,886,037
WESCO International, Inc. cv. company guaranty sr. unsec. notes 6s, 2029	6,471,000	19,631,396
Total convertible bonds and notes (cost $27,542,849)		$40,517,433

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value
American Tower Corp. Ser. A, $5.25 cv. pfd. † R	59,937	$6,413,858
ArcelorMittal SA Ser. MTUS, $1.50 cv. pfd. (France)	183,261	4,255,101
McDermott International, Inc. $1.563 cv. pfd. †	606,059	15,848,443
Stanley Black & Decker, Inc. $6.25 cv. pfd.	23,762	2,703,638
Total convertible preferred stocks (cost $28,102,897)		$29,221,040

SHORT-TERM INVESTMENTS (3.2%)*	Shares	Value
Putnam Short Term Investment Fund 0.06% L	122,660,911	$122,660,911
Putnam Cash Collateral Pool, LLC 0.18% [d]	61,104,319	61,104,319
Total short-term investments (cost $183,765,230)		$183,765,230

TOTAL INVESTMENTS
Total investments (cost $4,349,387,151)	$5,710,185,442

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $5,677,101,064.
†	Non-income-producing security.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.

22     Equity Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$615,744,446	$—	$—
Consumer staples	411,763,984	—	—
Energy	653,020,418	—	—
Financials	1,224,646,581	9,432,906	—
Health care	842,210,297	—	—
Industrials	540,705,021	—	—
Information technology	498,409,338	—	—
Materials	179,920,975	—	—
Telecommunication services	214,465,489	—	—
Utilities	266,362,284	—	—
Total common stocks	5,447,248,833	9,432,906	—
Convertible bonds and notes	—	40,517,433	—
Convertible preferred stocks	6,413,858	22,807,182	—
Short-term investments	122,660,911	61,104,319	—
Totals by level	$5,576,323,602	$133,861,840	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund     23

Statement of assets and liabilities 5/31/14 (Unaudited)
ASSETS
Investment in securities, at value, including $57,802,683 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,165,621,921)	$5,526,420,212
Affiliated issuers (identified cost $183,765,230) (Notes 1 and 5)	183,765,230
Dividends, interest and other receivables	12,639,413
Receivable for shares of the fund sold	7,262,258
Receivable for investments sold	31,051,556
Prepaid assets	98,496
Total assets	5,761,237,165
LIABILITIES
Payable for investments purchased	8,865,473
Payable for shares of the fund repurchased	6,577,046
Payable for compensation of Manager (Note 2)	2,230,772
Payable for custodian fees (Note 2)	22,244
Payable for investor servicing fees (Note 2)	1,933,905
Payable for Trustee compensation and expenses (Note 2)	863,424
Payable for administrative services (Note 2)	16,198
Payable for distribution fees (Note 2)	1,879,992
Collateral on securities loaned, at value (Note 1)	61,104,319
Other accrued expenses	642,728
Total liabilities	84,136,101
Net assets	$5,677,101,064

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,153,371,044
Undistributed net investment income (Note 1)	8,787,285
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	154,144,444
Net unrealized appreciation of investments	1,360,798,291
Total — Representing net assets applicable to capital shares outstanding	$5,677,101,064
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

24     Equity Income Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($3,560,140,617 divided by 165,235,583 shares)	$21.55
	Offering price per class A share (100/94.25 of $21.55)*	$22.86
	Net asset value and offering price per class B share ($111,540,121 divided by 5,233,313 shares)**	$21.31
	Net asset value and offering price per class C share ($262,021,694 divided by 12,285,597 shares)**	$21.33
	Net asset value and redemption price per class M share ($46,679,569 divided by 2,190,734 shares)	$21.31
	Offering price per class M share (100/96.50 of $21.31)*	$22.08
	Net asset value, offering price and redemption price per class R share ($110,387,852 divided by 5,158,872 shares)	$21.40
	Net asset value, offering price and redemption price per class R5 share ($21,362,650 divided by 990,794 shares)	$21.56
	Net asset value, offering price and redemption price per class R6 share ($267,585,617 divided by 12,409,361 shares)	$21.56
	Net asset value, offering price and redemption price per class Y share ($1,297,382,944 divided by 60,194,521 shares)	$21.55
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund     25

Statement of operations Six months ended 5/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $447,858)	$60,454,796
Interest (including interest income of $56,212 from investments in affiliated issuers) (Note 5)	504,401
Securities lending (Note 1)	426,541
Total investment income	61,385,738
EXPENSES
Compensation of Manager (Note 2)	12,610,859
Investor servicing fees (Note 2)	5,842,670
Custodian fees (Note 2)	26,894
Trustee compensation and expenses (Note 2)	179,610
Distribution fees (Note 2)	6,412,130
Administrative services (Note 2)	72,099
Other	910,344
Total expenses	26,054,606
Expense reduction (Note 2)	(35,751)
Net expenses	26,018,855
Net investment income	35,366,883

Net realized gain on investments (Notes 1 and 3)	228,568,094
Net realized gain on swap contracts (Note 1)	10,299,170
Net realized loss on foreign currency transactions (Note 1)	(1,257)
Net unrealized appreciation of investments during the period	147,994,392
Net gain on investments	386,860,399
Net increase in net assets resulting from operations	$422,227,282

The accompanying notes are an integral part of these financial statements.

26     Equity Income Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 5/31/14*	Year ended 11/30/13
	Operations:
	Net investment income	$35,366,883	$78,156,699
	Net realized gain on investments and foreign currency transactions	238,866,007	398,511,685
	Net unrealized appreciation of investments	147,994,392	729,909,385
	Net increase in net assets resulting from operations	422,227,282	1,206,577,769
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(40,711,539)	(57,348,079)
	Class B	(928,460)	(1,205,153)
	Class C	(1,981,331)	(2,001,278)
	Class M	(425,420)	(565,147)
	Class R	(1,116,451)	(1,462,920)
	Class R5	(23,644)	(290)
	Class R6	(2,695,692)	(879,669)
	Class Y	(15,961,298)	(22,616,048)
	From net realized long-term gain on investments
	Class A	(223,444,301)	(74,888,052)
	Class B	(7,329,039)	(2,604,615)
	Class C	(14,994,967)	(3,730,989)
	Class M	(2,925,232)	(988,755)
	Class R	(6,716,553)	(2,172,464)
	Class R5	(73,909)	(320)
	Class R6	(10,521,282)	(320)
	Class Y	(78,449,246)	(25,911,025)
	Increase from capital share transactions (Note 4)	495,151,714	373,181,073
	Total increase in net assets	509,080,632	1,383,383,718
	NET ASSETS
	Beginning of period	5,168,020,432	3,784,636,714
	End of period (including undistributed net investment income of $8,787,285 and $37,264,237, respectively)	$5,677,101,064	$5,168,020,432
*	Unaudited

The accompanying notes are an integral part of these financial statements.

Equity Income Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
May 31, 2014**	$21.60	.14	1.51	1.65	(.26)	(1.44)	(1.70)	—	—	$21.55	8.08*	$3,560,141	.50*	.65*	16*
November 30, 2013	17.25	.34	4.89	5.23	(.38)	(.50)	(.88)	—	—	21.60	31.56	3,359,801	1.02	1.72	34
November 30, 2012	14.94	.34	2.29	2.63	(.32)	—	(.32)	—	—	17.25	17.84	2,573,319	1.06	2.08	57
November 30, 2011	14.09	.29	.82	1.11	(.26)	—	(.26)	—	—[d,e]	14.94	7.91	2,308,957	1.07	1.92	71
November 30, 2010	13.47	.21	.63	.84	(.22)	—	(.22)	—[e]	—	14.09	6.33	2,456,538	1.12	1.53	66
November 30, 2009	10.59	.24	2.87	3.11	(.23)	—	(.23)	—[e]	—	13.47	29.85	2,318,615	1.21[f]	2.09[f]	102
Class B
May 31, 2014**	$21.39	.06	1.48	1.54	(.18)	(1.44)	(1.62)	—	—	$21.31	7.61*	$111,540	.87*	.28*	16*
November 30, 2013	17.09	.19	4.85	5.04	(.24)	(.50)	(.74)	—	—	21.39	30.58	109,988	1.77	.97	34
November 30, 2012	14.80	.21	2.28	2.49	(.20)	—	(.20)	—	—	17.09	16.99	89,691	1.81	1.32	57
November 30, 2011	13.95	.17	.82	.99	(.14)	—	(.14)	—	—[d,e]	14.80	7.13	94,660	1.82	1.14	71
November 30, 2010	13.34	.10	.63	.73	(.12)	—	(.12)	—[e]	—	13.95	5.48	129,145	1.87	.76	66
November 30, 2009	10.48	.15	2.85	3.00	(.14)	—	(.14)	—[e]	—	13.34	28.96	183,148	1.96[f]	1.35[f]	102
Class C
May 31, 2014**	$21.40	.06	1.49	1.55	(.18)	(1.44)	(1.62)	—	—	$21.33	7.68*	$262,022	.87*	.28*	16*
November 30, 2013	17.11	.19	4.84	5.03	(.24)	(.50)	(.74)	—	—	21.40	30.54	221,226	1.77	.96	34
November 30, 2012	14.82	.21	2.29	2.50	(.21)	—	(.21)	—	—	17.11	17.00	127,606	1.81	1.33	57
November 30, 2011	13.98	.18	.81	.99	(.15)	—	(.15)	—	—[d,e]	14.82	7.11	109,414	1.82	1.20	71
November 30, 2010	13.38	.11	.62	.73	(.13)	—	(.13)	—[e]	—	13.98	5.45	87,165	1.87	.78	66
November 30, 2009	10.51	.15	2.87	3.02	(.15)	—	(.15)	—[e]	—	13.38	29.03	74,761	1.96[f]	1.34[f]	102
Class M
May 31, 2014**	$21.38	.08	1.50	1.58	(.21)	(1.44)	(1.65)	—	—	$21.31	7.81*	$46,680	.74*	.40*	16*
November 30, 2013	17.09	.24	4.83	5.07	(.28)	(.50)	(.78)	—	—	21.38	30.86	43,327	1.52	1.22	34
November 30, 2012	14.80	.25	2.29	2.54	(.25)	—	(.25)	—	—	17.09	17.30	33,497	1.56	1.57	57
November 30, 2011	13.96	.22	.81	1.03	(.19)	—	(.19)	—	—[d,e]	14.80	7.36	31,868	1.57	1.42	71
November 30, 2010	13.35	.14	.63	.77	(.16)	—	(.16)	—[e]	—	13.96	5.77	32,614	1.62	1.02	66
November 30, 2009	10.49	.18	2.85	3.03	(.17)	—	(.17)	—[e]	—	13.35	29.30	32,972	1.71[f]	1.59[f]	102
Class R
May 31, 2014**	$21.47	.11	1.49	1.60	(.23)	(1.44)	(1.67)	—	—	$21.40	7.91*	$110,388	.62*	.53*	16*
November 30, 2013	17.15	.29	4.86	5.15	(.33)	(.50)	(.83)	—	—	21.47	31.24	99,722	1.27	1.48	34
November 30, 2012	14.85	.29	2.30	2.59	(.29)	—	(.29)	—	—	17.15	17.60	74,914	1.31	1.82	57
November 30, 2011	14.01	.26	.81	1.07	(.23)	—	(.23)	—	—[d,e]	14.85	7.63	62,193	1.32	1.73	71
November 30, 2010	13.41	.18	.62	.80	(.20)	—	(.20)	—[e]	—	14.01	5.98	41,246	1.37	1.31	66
November 30, 2009	10.54	.21	2.87	3.08	(.21)	—	(.21)	—[e]	—	13.41	29.61	16,767	1.46[f]	1.84[f]	102
Class R5
May 31, 2014**	$21.63	.16	1.51	1.67	(.30)	(1.44)	(1.74)	—	—	$21.56	8.20*	$21,363	.33*	.77*	16*
November 30, 2013	17.26	.41	4.90	5.31	(.44)	(.50)	(.94)	—	—	21.63	32.14	14.66		2.08	34
November 30, 2012†	15.86	.18	1.31	1.49	(.09)	—	(.09)	—	—	17.26	9.43*	11	.28*	1.05*	57
Class R6
May 31, 2014**	$21.62	.18	1.50	1.68	(.30)	(1.44)	(1.74)	—	—	$21.56	8.27*	$267,586	.28*	.87*	16*
November 30, 2013	17.26	.42	4.90	5.32	(.46)	(.50)	(.96)	—	—	21.62	32.22	155,644.56		2.03	34
November 30, 2012†	15.86	.18	1.32	1.50	(.10)	—	(.10)	—	—	17.26	9.46*	11	.24*	1.09*	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Equity Income Fund	Equity Income Fund	29

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
May 31, 2014**	$21.61	.16	1.50	1.66	(.28)	(1.44)	(1.72)	—	—	$21.55	8.16*	$1,297,383	.37*	.78*	16*
November 30, 2013	17.26	.38	4.89	5.27	(.42)	(.50)	(.92)	—	—	21.61	31.87	1,178,298.77		1.98	34
November 30, 2012	14.94	.38	2.30	2.68	(.36)	—	(.36)	—	—	17.26	18.20	885,588.81		2.34	57
November 30, 2011	14.09	.34	.81	1.15	(.30)	—	(.30)	—	—[d,e]	14.94	8.19	595,481.82		2.26	71
November 30, 2010	13.48	.24	.63	.87	(.26)	—	(.26)	—[e]	—	14.09	6.52	343,399.87		1.76	66
November 30, 2009	10.59	.27	2.88	3.15	(.26)	—	(.26)	—[e]	—	13.48	30.28	364,522	.96[f]	2.33[f]	102

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Amount represent less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
November 30, 2009	0.02%

The accompanying notes are an integral part of these financial statements.

30	Equity Income Fund	Equity Income Fund	31

Notes to financial statements 5/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through May 31, 2014.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in . Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

32     Equity Income Fund

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent

Equity Income Fund     33

pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $61,104,319 and the value of securities loaned amounted to $59,605,045. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the

34     Equity Income Fund

committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2013, the fund had a capital loss carryover of $100,008,924 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$75,006,693	N/A	$75,006,693	November 30, 2016
25,002,231	N/A	25,002,231	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $4,350,776,085, resulting in gross unrealized appreciation and depreciation of $1,396,852,083 and $37,442,726, respectively, or net unrealized appreciation of $1,359,409,357.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Equity Income Fund     35

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract as described above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,850,636
Class B	123,434
Class C	267,332
Class M	49,993
Class R	116,504
Class R5	4,999
Class R6	52,659
Class Y	1,377,113
Total	$5,842,670

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,117 under the expense offset arrangements and by $31,634 under the brokerage/service arrangements.

36     Equity Income Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,328, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,258,816
Class B	546,036
Class C	1,183,596
Class M	165,924
Class R	257,758
Total	$6,412,130

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $285,305 and $3,546 from the sale of class A and class M shares, respectively, and received $22,063 and $3,675 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $14 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $921,953,357 and $814,046,057, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/14		Year ended 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	13,451,804	$278,407,686	30,372,838	$587,064,128
Shares issued in connection with reinvestment of distributions	12,151,945	247,810,449	7,044,098	123,750,887
	25,603,749	526,218,135	37,416,936	710,815,015
Shares repurchased	(15,899,447)	(329,414,366)	(31,032,261)	(597,674,377)
Net increase	9,704,302	$196,803,769	6,384,675	$113,140,638

Equity Income Fund     37

	Six months ended 5/31/14		Year ended 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	430,305	$8,813,827	1,211,674	$23,440,747
Shares issued in connection with reinvestment of distributions	381,235	7,699,678	208,032	3,570,629
	811,540	16,513,505	1,419,706	27,011,376
Shares repurchased	(721,038)	(14,761,640)	(1,524,925)	(28,967,709)
Net increase (decrease)	90,502	$1,751,865	(105,219)	$(1,956,333)

	Six months ended 5/31/14		Year ended 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	2,087,184	$42,792,995	3,890,491	$76,048,987
Shares issued in connection with reinvestment of distributions	682,743	13,803,368	269,938	4,667,296
	2,769,927	56,596,363	4,160,429	80,716,283
Shares repurchased	(820,292)	(16,832,625)	(1,282,099)	(24,494,526)
Net increase	1,949,635	$39,763,738	2,878,330	$56,221,757

	Six months ended 5/31/14		Year ended 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	170,044	$3,492,290	221,190	$4,227,204
Shares issued in connection with reinvestment of distributions	163,584	3,300,979	88,786	1,532,178
	333,628	6,793,269	309,976	5,759,382
Shares repurchased	(169,257)	(3,457,816)	(243,915)	(4,603,531)
Net increase	164,371	$3,335,453	66,061	$1,155,851

	Six months ended 5/31/14		Year ended 11/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	789,333	$16,252,812	1,506,467	$28,913,689
Shares issued in connection with reinvestment of distributions	360,164	7,297,387	192,880	3,357,726
	1,149,497	23,550,199	1,699,347	32,271,415
Shares repurchased	(636,083)	(13,081,950)	(1,421,883)	(27,044,375)
Net increase	513,414	$10,468,249	277,464	$5,227,040

	Six months ended 5/31/14		Year ended 11/30/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	1,010,533	$20,911,137	—	$—
Shares issued in connection with reinvestment of distributions	4,776	97,553	35	610
	1,015,309	21,008,690	35	610
Shares repurchased	(25,184)	(521,388)	—	—
Net increase	990,125	$20,487,302	35	$610

38     Equity Income Fund

	Six months ended 5/31/14		Year ended 11/30/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	5,115,071	$106,073,723	7,490,499	$147,991,626
Shares issued in connection with reinvestment of distributions	647,766	13,216,974	43,603	879,989
	5,762,837	119,290,697	7,534,102	148,871,615
Shares repurchased	(552,465)	(11,473,306)	(335,747)	(6,811,169)
Net increase	5,210,372	$107,817,391	7,198,355	$142,060,446

	Six months ended 5/31/14		Year ended 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	10,369,971	$213,131,253	22,233,907	$432,406,076
Shares issued in connection with reinvestment of distributions	4,437,191	90,496,851	2,675,902	47,170,888
	14,807,162	303,628,104	24,909,809	479,576,964
Shares repurchased	(9,140,982)	(188,904,157)	(21,697,318)	(422,245,900)
Net increase	5,666,180	$114,723,947	3,212,491	$57,331,064

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	726	0.07%	$15,653
Class R6	727	0.01	15,674

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$—	$44,532,874	$44,532,874	$4,954	$—
Putnam Short Term Investment Fund*	87,139,355	584,333,747	548,812,191	51,258	122,660,911
Totals	$87,139,355	$628,866,621	$593,345,065	$56,212	$122,660,911

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Equity Income Fund     39

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$—*

*For the reporting period, the transactions were minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Swaps	Total
Equity contracts	$10,299,170	$10,299,170
Total	$10,299,170	$10,299,170

40     Equity Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

		Votes for	Votes withheld
Liaquat Ahamed		137,429,012	4,655,418
Ravi Akhoury		137,349,675	4,734,755
Barbara M. Baumann		137,714,100	4,370,330
Jameson A. Baxter		137,684,416	4,400,014
Charles B. Curtis		137,579,311	4,505,119
Robert J. Darretta		137,675,453	4,408,977
Katinka Domotorffy		137,494,127	4,590,303
John A. Hill		137,636,175	4,448,255
Paul L. Joskow		137,714,785	4,369,644
Kenneth R. Leibler		137,609,244	4,475,185
Robert E. Patterson		137,698,365	4,386,065
George Putnam, III		137,655,810	4,428,619
Robert L. Reynolds		137,566,889	4,517,541
W. Thomas Stephens		137,571,024	4,513,406
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
110,165,477	2,831,569	5,917,494	23,169,890
March 27, 2014 special meeting A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
121,602,125	4,095,930	7,064,906	21,308,319
All tabulations are rounded to the nearest whole number.

Equity Income Fund     41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

George Putnam Balanced Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

*An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42     Equity Income Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

Putnam Global Asset Allocation Funds — portfolios with allocations to stocks, bonds, and money market instruments that are adjusted dynamically within specified ranges as market conditions change.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation
Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Putnam RetirementReady® Funds — portfolios with automatically adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady 2055 Fund

RetirementReady 2050 Fund

RetirementReady 2045 Fund

RetirementReady 2040 Fund

RetirementReady 2035 Fund

RetirementReady 2030 Fund

RetirementReady 2025 Fund

RetirementReady 2020 Fund

RetirementReady 2015 Fund

Putnam Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Equity Income Fund     43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44     Equity Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA020
288470 7/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014